Exhibit 99.1

                            Joint Filer Information

Date of Earliest Transaction
Required to be Reported:           January 7, 2005

Issuer Name and Ticker or
Trading Symbol:                    Foundation Coal Holdings, Inc. [FCL]

Designated Filer:                  Blackstone Management Associates IV L.L.C.

Other Joint Filers:                Blackstone FCH Capital Partners IV L.P.,
                                   Blackstone Family Investment Partnership
                                   IV-A L.P., Peter G. Peterson, Stephen A.
                                   Schwarzman

Addresses:                         The principal business address of each of
                                   the Joint Filers above is c/o The Blackstone
                                   Group, 345 Park Avenue,
                                   New York, New York 10154

Signatures:                        Blackstone FCH Capital Partners IV L.P.

                                   By:  Blackstone Management Associates IV
                                        L.L.C., as General Partner


                                        By:  /s/ Prakash Melwani
                                           ---------------------------------
                                             Name:   Prakash Melwani
                                             Title:  Member

                                   Blackstone Family Investment Partnership
                                   IV-A L.P.

                                   By:  Blackstone Management Associates IV
                                        L.L.C., as General Partner


                                        By:  /s/ Prakash Melwani
                                           ---------------------------------
                                             Name:   Prakash Melwani
                                             Title:  Member



                                   /s/ Peter G. Peterson
                                   -----------------------------------------
                                   Peter G. Peterson



                                   /s/ Stephen A. Schwarzman
                                   -----------------------------------------
                                   Stephen A. Schwarzman